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                                                                  EXHIBIT (c)(3)

                              TOKHEIM CORPORATION

                         SECURITIES PURCHASE AGREEMENT

                                                              September 30, 1998

SCHLUMBERGER LIMITED
277 Park Avenue
New York, New York  10172-0266

Ladies and Gentlemen:

     Tokheim Corporation, an Indiana corporation (the "Company"), proposes to issue and sell: (i) $170,000,000 aggregate principal amount of its 12% Senior Subordinated Notes due January 28, 1999 (the "Senior Subordinated Notes"); (ii) $40,000,000 aggregate principal amount of its 12% Junior Subordinated Notes due September 30, 2008 (the "Junior Subordinated Notes"); and (iii) warrants (the "Warrants") to purchase up to 19.9% of the outstanding shares of common stock of Tokheim. The Senior Subordinated Notes will be issued pursuant to an Indenture to be dated as of September 30, 1998 (the "Senior Indenture") between the Company and Harris Trust and Savings Bank, as trustee (the "Senior Trustee"), substantially in the form of Exhibit A. The Junior Subordinated Notes will be issued pursuant to an Indenture to be dated as of September 30, 1998 (the "Junior Indenture") between the Company and Harris Trust and Savings Bank, as trustee (the "Junior Trustee"), substantially in the form of Exhibit B. In the event that the Company is unable to repay the Senior Subordinated Notes at their stated maturity, the Senior Subordinated Notes will convert, subject to certain conditions, into Increasing Rate Senior Subordinated Notes due 2007 (the "Roll-Over Notes"). The Company's obligations under the Senior Subordinated Notes and the Junior Subordinated Notes will be guaranteed by certain of the Company's subsidiaries (the "Guarantor Subsidiaries"). The Warrants will be issued pursuant to a Warrant Agreement to be dated as of September 30, 1998 (the "Warrant Agreement") between the Company and Schlumberger, substantially in the form of Exhibit C. The Senior Subordinated Notes, Junior Subordinated Notes, Roll-Over Notes and Warrants are sometimes referred to collectively as the "Securities". The Company will grant certain registration rights to the holders of the Securities pursuant to a Registration Rights Agreement to be dated as of September 30, 1998 (the "Registration Rights Agreement"), substantially in the form of Exhibit D.

     The Company is issuing the Securities to Schlumberger in satisfaction of a portion of the purchase price payable by the Company to Schlumberger pursuant to the Master Agreement for Purchase and Sale of Shares, Assets and Liabilities dated as of June 19, 1998 between the Company and Schlumberger, as amended by letter agreements dated July 21, 1998, July 31, 1998 and August 28, 1998 and Amendment No. 1 thereto dated September 30, 1998 (as so amended, the "Purchase Agreement").

     1.  Representations, Warranties and Agreements of the Company.  The Company
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represents and warrants to, and agrees with, Schlumberger on and as of the date hereof and the Closing Date (as defined in Section 3) that:

          (a) The Company's Annual Report on Form 10-K for the year ended November 30, 1997 (the "Form 10-K"), Quarterly Reports on Form 10-Q for the quarters ended February 28, 1998 and May 31, 1998 and Current Reports on Form 8-K filed subsequent to May 31, 1998 (the "Exchange Act Reports") taken together do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 1(a) with respect to the public disclosure of the transaction contemplated by the Purchase Agreement.

          (b) Assuming the accuracy of the representations and warranties of Schlumberger contained in Section 2, it is not necessary, in connection with the issuance of the Securities to Schlumberger, to register the Securities or the Guarantees (as defined in Section 1(e)) under the Securities Act or to qualify the Senior Indenture or the Junior Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

          (c) The Company and each of its subsidiaries (the "Subsidiaries") have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and the Subsidiaries taken as a whole (a "Material Adverse Effect").

          (d) The Company has an authorized capitalization as set forth under the heading "Capitalization" in the Company's Preliminary Offering Memorandum dated July 31, 1998 relating to the proposed offering of its ___% Senior Subordinated Notes due 2008 (the "Preliminary Offering Memorandum"). All of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable. All of the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are, to the extent indicated in the Form 10-K, owned indirectly by the Company.

          (e) The Company has full right, power and authority to execute and deliver this Agreement, the Senior Indenture, the Junior Indenture, the Warrant Agreement, the Registration Rights Agreement and the Securities (collectively, the "Transaction Documents") and to perform its obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of

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     each of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly taken. Each of the Guarantor Subsidiaries has full right, power and authority to execute and deliver the Senior Indenture, the Junior Indenture and their respective guarantees thereunder (the "Guarantees") and to perform its obligations thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each such agreement or instrument and the consummation of the transactions contemplated thereby have been duly and validly taken.

          (f) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company.

          (g) The Registration Rights Agreement has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by Schlumberger, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and, with respect to the indemnification provisions, public policy considerations.

          (h) The Senior Indenture has been duly authorized by the Company and the Guarantor Subsidiaries and, when duly executed and delivered in accordance with its terms by the Senior Trustee, will constitute a valid and legally binding agreement of the Company and the Guarantor Subsidiaries enforceable against the Company and the Guarantor Subsidiaries in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law). On the Closing Date, the Senior Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

          (i) The Junior Indenture has been duly authorized by the Company and the Guarantor Subsidiaries and, when duly executed and delivered in accordance with its terms by the Junior Trustee, will constitute a valid and legally binding agreement of the Company and the Guarantor Subsidiaries enforceable against the Company and the Guarantor Subsidiaries in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (j) The Warrant Agreement has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by Schlumberger, will constitute

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     a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (k) The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided herein and in the Senior Indenture, the Junior Indenture and the Warrant Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law). The Guarantees have been duly authorized by the Guarantor Subsidiaries and, when duly executed, authenticated, issued and delivered as provided in the Senior Indenture and the Junior Indenture, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Guarantor Subsidiaries, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (l) The execution, delivery and performance by the Company and the Guarantor Subsidiaries of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Securities and the Guarantees and compliance by the Company and the Guarantor Subsidiaries with the terms thereof and of the Purchase Agreement and the consummation of the transactions contemplated by the Transaction Documents and the Purchase Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Guarantor Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument that remains in effect after the Closing Date to which the Company or any of the Guarantor Subsidiaries is a party or by which the Company or any of the Guarantor Subsidiaries is bound or to which any of the property or assets of the Company or any of the Guarantor Subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of the Guarantor Subsidiaries or any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Company or any of the Guarantor Subsidiaries or any of their properties or assets which would have a material adverse effect; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by the Company or any of the Guarantor Subsidiaries of each of the Transaction Documents or the Purchase Agreement, the issuance, authentication, sale and delivery of the Securities and the

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     Guarantees and compliance by the Company and the Guarantor Subsidiaries with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents and the Purchase Agreement, except for such consents, approvals, authorizations, filings, registrations or qualifications (i) which shall have been obtained or made prior to the Closing Date and (ii) as may be required to be obtained or made under the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws as provided in the Registration Rights Agreement.

          (m) PricewaterhouseCoopers, to the knowledge of the Company, are independent certified public accountants with respect to the Company and the Subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants ("AICPA") and its interpretations and rulings thereunder. The historical financial statements (including the related notes) contained in the Preliminary Offering Memorandum with respect to the Company comply in all material respects with the requirements applicable to a registration statement on Form S-1 under the Securities Act (except that certain supporting schedules are omitted); such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby and fairly present, in all material respects, the financial position of the entities purported to be covered thereby at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated; and the financial information contained in the Preliminary Offering Memorandum under the headings "Summary--Summary Financial Data of Tokheim", "Capitalization", "Selected Financial Data of Tokheim" and "Management's Discussion and Analysis of Results of Operations and Financial Condition" are derived from the accounting records of the Company and the Subsidiaries and fairly present the information purported to be shown thereby. The pro forma financial information contained in the Preliminary Offering Memorandum has been prepared on a basis consistent with the historical financial statements contained in the Preliminary Offering Memorandum (except for the pro forma adjustments specified therein), includes all material adjustments to the historical financial information required by Rule 11-02 of Regulation S-X under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") to reflect the transactions described in the Preliminary Offering Memorandum, gives effect to assumptions made on a reasonable basis and fairly presents, in all material respects, the historical and proposed transactions contemplated by the Preliminary Offering Memorandum, the Transaction Documents and the Purchase Agreement. The other historical financial and statistical information and data included in the Preliminary Offering Memorandum with respect to the Company are, in all material respects, fairly presented.

          (n) Except as disclosed in the Exchange Act Reports, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property or assets of the Company or any of the Subsidiaries is the subject which, singularly or in the aggregate, if determined adversely to the Company or any of the Subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the best knowledge of the Company, no such proceedings are threatened or

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     contemplated by governmental authorities or threatened by others.

          (o) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Securities; no injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to the Company or any of the Subsidiaries which would prevent or suspend the issuance of the Securities; no action, suit or proceeding is pending against or, to the best knowledge of the Company, threatened against or affecting the Company or any of the Subsidiaries before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Securities or in any manner draw into question the validity or enforceability of any of the Transaction Documents or the Purchase Agreement or any action taken or to be taken pursuant thereto.

          (p) Neither the Company nor any of the Subsidiaries is (i) in violation of its charter or by-laws, (ii) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, which would have a material adverse effect.

          (q) The Company and each of the Subsidiaries possess all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate federal, state or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses as described in the Preliminary Offering Memorandum, except where the failure to possess or make the same would not, singularly or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of the Subsidiaries has received notification of any revocation or modification of any such license, certificate, authorization or permit or has any reason to believe that any such license, certificate, authorization or permit will not be renewed in the ordinary course, except where such revocation or modification or failure to renew would not have a material adverse effect.

          (r) The Company and each of the Subsidiaries have filed all material federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of the Subsidiaries which has had (nor does the Company or any of the Subsidiaries have any knowledge of any tax deficiency which, if determined adversely to the Company or any of the Subsidiaries, could reasonably be expected to have) a Material Adverse Effect.

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          (s)  Neither the Company nor any of the Subsidiaries is (i) an
     "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder or (ii) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (t) The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (u) To the best of the Company's knowledge, the Company and each of the Subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance is in such amounts and insures against such losses and risks as are adequate to protect the Company and the Subsidiaries and their respective businesses. Neither the Company nor any of the Subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance.

          (v) The Company and each of the Subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and the conduct of their respective businesses will not conflict in any material respect with, and the Company and the Subsidiaries have not received any notice of any claim of conflict with, any such rights of others.

          (w) The Company and each of the Subsidiaries have good and valid title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property which are material to the business of the Company and the Subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except as set forth in the Bank Credit Agreement and disclosed in the Preliminary Offering Memorandum or such as (i) do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries or (ii) could not reasonably be expected to have a Material Adverse Effect.

          (x) No labor disturbance by or dispute with the employees of the Company or any of the Subsidiaries exists or, to the best knowledge of the Company, is contemplated or threatened.

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          (y)  No "prohibited transaction" (as defined in Section 406 of the
     Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of the Company or any of the Subsidiaries which could reasonably be expected to have a Material Adverse Effect; each such employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company and each of the Subsidiaries have not incurred and do not expect to incur material liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan for which the Company or any of the Subsidiaries would have any liability; and each such pension plan that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification.

          (z) Neither the Company nor, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company has: (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (aa) On and immediately after the Closing Date, the Company (after giving effect to the issuance of the Securities and to the consummation of the Acquisition) will be Solvent. As used in this paragraph, the term "Solvent" means, with respect to a particular date, that on such date: (i) the present fair market value (or present fair salable value) of the assets of the Company (on a consolidated basis) is not less than the total amount required to pay the probable liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business,
     (iii) assuming the issuance of the Securities as contemplated by this Agreement, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature and (iv) the Company is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be

                                       8
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     computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          (bb) Except as set forth herein or described in the Preliminary Offering Memorandum, there are no outstanding subscriptions, rights, warrants, calls or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity or other ownership interest in the Company or any of the Subsidiaries.

          (cc) None of the proceeds of the sale of the Securities will be used, directly or indirectly, in violation or conflict with Regulation T, U or X of the Federal Reserve Board.

          (dd) Neither the Company nor any of the Subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or Schlumberger for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Securities.

          (ee) Neither the Company nor any of its affiliates has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act), which is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

     2. Issuance of the Securities. (a) The Company agrees to issue to Schlumberger, and Schlumberger, on the basis of the representations, warranties and agreements contained herein and in the Purchase Agreement, and subject to the terms and conditions set forth herein, agrees to accept from the Company, the Junior Subordinated Indentures as payment of $40 million of the purchase price, the Senior Subordinated Notes as payment of $170 million of the purchase price, and the Warrants as payment of $20 million of the purchase price, for the Acquisition.

     (b) Schlumberger represents and warrants to the Company that it is purchasing the Securities for investment purposes and not with a view to the resale or other distribution thereof.

     3. Delivery of the Securities. (a) Delivery of the Securities shall be made at such place or places as shall be agreed upon by Schlumberger and the Company, at 10:00 A.M., local time, on September 30, 1998 in connection with the closing of the Acquisition pursuant to the Purchase Agreement (such date and time of payment and delivery being referred to herein as the "Closing Date").

     (b) On the Closing Date, payment of the purchase price for the Securities shall be made to the Company by crediting the amounts set forth in Section 2(a) against the purchase price for the Acquisition. Upon delivery, the Securities shall be in global form, registered in such names and in such denominations as Schlumberger shall have requested in writing not less than one business day prior to the Closing Date.

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     4.  Further Agreements of the Company.  The Company agrees with
Schlumberger:

          (a) to advise Schlumberger promptly prior to the Closing Date and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Exchange Act Reports untrue or which requires the making of any amendments to or changes in the Exchange Act Reports in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (b) for so long as the Securities are outstanding, to furnish to Schlumberger copies of any annual reports, quarterly reports and current reports filed by the Company with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Senior Trustee or the Junior Trustee or to the holders of the Securities pursuant to the Senior Indenture or the Junior Indenture or the Exchange Act or any rule or regulation of the Commission thereunder;

          (c) to do and perform all things required to be done and performed by it under this Agreement that are within its control prior to or after the Closing Date, and to use its best efforts to satisfy all conditions precedent on its part to the delivery of the Securities;

          (d) not to take any action prior to the execution and delivery of the Senior Indenture or the Junior Indenture which, if taken after such execution and delivery, would have violated any of the covenants contained in the Senior Indenture or the Junior Indenture; and

          (e) Tokheim shall take all necessary action to cause two nominees of Schlumberger, selected by Tokheim from among Irwin Pfister, James Gunderson or Jean-Paul Bize, to be added to the Tokheim Board of Directors on January 29, 1999 if the Senior Subordinated Notes or the Roll-Over Notes are outstanding and have not been paid in full prior thereto.

     5. Conditions of Schlumberger' Obligations. The obligations of Schlumberger hereunder are subject to the accuracy, on and as of the date hereof and the Closing Date, of the representations and warranties of the Company contained herein and in the Purchase Agreement, to the accuracy of the statements of the Company and its officers made in any certificates delivered pursuant hereto and thereto, to the performance by the Company of its obligations hereunder and thereunder, and to each of the following additional terms and conditions:

          (a) All conditions to the closing of the Acquisition shall have been satisfied, and all documents, certificates and opinions required to be delivered to Schlumberger pursuant to the Purchase Agreement shall have been executed and delivered to Schlumberger and shall be satisfactory in all material respects to Schlumberger.

          (b) Schlumberger shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Exchange Act Reports or any amendment thereto contains an untrue statement of a fact which, in the opinion of counsel for Schlumberger, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents and the Purchase Agreement, and all other legal matters relating to the Transaction Documents, the Purchase Agreement and the transactions contemplated thereby, shall be satisfactory in all material respects to Schlumberger, and the Company shall have furnished to Schlumberger all documents and information that it or its counsel may reasonably request to enable them to pass upon such matters.

          (d) Skadden, Arps, Slate, Meagher & Flom (Illinois) and Norman L. Roelke, General Counsel of the Company, shall have furnished to Schlumberger their written opinions, as counsel to the Company, addressed to Schlumberger and dated the Closing Date, in form and substance reasonably satisfactory to Schlumberger, substantially to the aggregate effect set forth in Exhibit E.

          (e) Schlumberger shall have received from Gibson, Dunn & Crutcher LLP, counsel for Schlumberger, such opinion or opinions, dated the Closing Date, with respect to such matters as Schlumberger may reasonably require, and the Company shall have furnished to such counsel such documents and information as they request for the purpose of enabling them to pass upon such matters.

          (f) The Company shall have furnished to Schlumberger a certificate, dated the Closing Date, of its chief executive officer and its chief financial officer, stating that (A) such officers have carefully examined the Exchange Act Reports, (B) in their opinion, the Exchange Act Reports, as of their respective dates, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and
     (C) as of the Closing Date, the representations and warranties of the Company in this Agreement and the Purchase Agreement are true and correct in all material respects, the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and thereunder on or prior to the Closing Date, and subsequent to the date of the Purchase Agreement and prior to the Closing Date there has been no material adverse change in the financial position or results of operation of the Company or any of the Subsidiaries, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and the Subsidiaries taken as a whole.

          (g) Schlumberger shall have received a counterpart of the Registration Rights Agreement which shall have been executed and delivered by a duly authorized officer of the Company.

          (h) The Senior Indenture shall have been duly executed and delivered by the Company, the Guarantor Subsidiaries and the Senior Trustee, and the Senior Subordinated Notes shall have been duly executed and delivered by the Company and duly authenticated by the Senior Trustee.

          (i) The Junior Indenture shall have been duly executed and delivered by the Company, the Guarantor Subsidiaries and the Junior Trustee, and the Junior Subordinated Notes shall have been duly executed and delivered by the Company and duly authenticated by the Junior Trustee.

          (j) The Rights Agreement, dated as of January 22, 1997, between the Company and Harris Trust and Savings Bank, as Rights Agent (the "Rights Plan"), shall have been duly amended to exempt the issuance of the Warrant and the shares issuable thereunder from the operations of the Rights Plan.

          (k) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities or the closing of the Acquisition; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities or the closing of the Acquisition.

          (l) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on any such exchange or market by the Commission, by any such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in any securities of the Company on any exchange or in the over-the-counter market shall have been suspended or (ii) any moratorium on commercial banking activities shall have been declared by federal or New York state authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or (iv) a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) the effect of which, in the case of this clause (iv), is, in the judgment of Schlumberger, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or the delivery of the Securities and the closing of the Acquisition on the terms and in the manner contemplated by this Agreement and in the Purchase Agreement.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for Schlumberger.

     6. Termination. The obligations of Schlumberger hereunder may be terminated by Schlumberger, in its absolute discretion, by notice to the Company prior to delivery of the Securities if, prior to that time, any of the conditions precedent to the closing of the Acquisition shall fail to be satisfied to the reasonable satisfaction of Schlumberger.

     7. Reimbursement of Schlumberger's Expenses. If (a) this Agreement shall have been terminated pursuant to Section 6 or (b) the Company shall fail to tender the Securities for delivery to Schlumberger, the Company shall reimburse Schlumberger for such out-of-pocket expenses (including reasonable fees and disbursements of counsel) as shall have been reasonably incurred by Schlumberger in connection with this Agreement and the proposed issuance of the Securities.

     8. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and Schlumberger contained in this Agreement or made by or on behalf of the Company or Schlumberger pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.

     9. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to Schlumberger, shall be delivered or sent by mail or telecopy transmission to Schlumberger Limited, 277 Park Avenue, New York, New York 10172-0266, Attention: James L. Gunderson (telecopier no.:
     (212) 350-9409); or

          (b) if to the Company, shall be delivered or sent by mail or telecopy transmission to Tokheim Corporation, 1600 Wabash Avenue, Fort Wayne, Indiana 46801-0360, Attention: Douglas K. Pinner (telecopier no.:
     219-484-1110).

     10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     11. Counterparts. This Agreement may be executed in one or more counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     12. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

     13. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Company and Schlumberger in accordance with its terms.

                                        Very truly yours,

                                        TOKHEIM CORPORATION

                                        By
                                           -----------------------------------





Accepted:

SCHLUMBERGER LIMITED

By
   ---------------------------

                                                                       EXHIBIT A

                    [Form of Senior Subordinated Indenture]

                                                                       EXHIBIT B

                    [Form of Junior Subordinated Indenture]

                                                                       EXHIBIT C

                          [Form of Warrant Agreement]

                                                                       EXHIBIT D

              [Form of Exchange and Registration Rights Agreement]

                                                                       EXHIBIT E

                  [Form of Opinion of Counsel for the Company]

     Skadden, Arps, Slate, Meagher & Flom (Illinois) and Norman L. Roelke, General Counsel of the Company, shall have furnished to Schlumberger their written opinions, as counsel to the Company, addressed to Schlumberger and dated the Closing Date, in form and substance reasonably satisfactory to Schlumberger, substantially to the aggregate effect set forth below:

          (i) The Company and each of its subsidiaries (the "Subsidiaries") have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and the Subsidiaries taken as a whole (a "Material Adverse Effect").[NR]

          (ii) The Company has an authorized capitalization as set forth under the heading "Capitalization" in the Company's Preliminary Offering Memorandum dated July 31, 1998 relating to the proposed offering of its ___% Senior Subordinated Notes due 2008 (the "Preliminary Offering Memorandum"). All of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.[NR]

          (iii) Assuming the accuracy of the representations and warranties of Schlumberger contained in Section 2, it is not necessary, in connection with the issuance of the Securities to Schlumberger to register the Securities or the Guarantees under the Securities Act or to qualify the Senior Indenture or the Junior Indenture under the Trust Indenture Act.[SASMF]

          (iv) The Company has full right, power and authority to execute and deliver this Agreement, the Senior Indenture, the Junior Indenture, the Warrant Agreement, the Registration Rights Agreement and the Securities and to perform its obligations thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly taken.[NR]

          (v) This Agreement has been duly authorized, executed and delivered by the Company [NR] and constitutes a valid and legally binding agreement of the Company[SASMF].

          (vi) The Registration Rights Agreement has been duly authorized by the Company[NR] and, assuming due execution and delivery thereof by Schlumberger, is a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law)[SASMF].

          (vii) The Senior Indenture has been duly authorized by the Company and the Guarantor Subsidiaries [NR] and, assuming due execution and delivery thereof by the Senior Trustee, is a valid and legally binding agreement of the Company and the Guarantor Subsidiaries enforceable against the Company and the Guarantor Subsidiaries in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law). The Senior Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder[SASMF].

          (viii) The Junior Indenture has been duly authorized by the Company and the Guarantor Subsidiaries [NR] and, assuming due execution and delivery thereof by the Junior Trustee, is a valid and legally binding agreement of the Company and the Guarantor Subsidiaries enforceable against the Company and the Guarantor Subsidiaries in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law)[SASMF].

          (ix) The Warrant Agreement has been duly authorized by the Company [NR] and, assuming due execution and delivery thereof by Schlumberger, is a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law)[SASMF].

          (xi) Neither the Company nor any of the Subsidiaries is (i) an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder.[SASMF]